UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported):  October 28, 2010

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change.  Trailing 3-month average versus prior year.)

	July ‘10	August ‘10	September ‘10
Process Management	0	+15	>+20
Industrial Automation	>+20	>+20	>+20
Network Power	+5 to +10	+10 to +15	+10 to +15
Climate Technologies	+5 to +10	0 to +5	0 to +5
Tools and Storage	0 to +5	+5	+5
Total Emerson	+10	+10 to +15	+15 to +20

September 2010 Order Comments:

Emerson trailing three-month orders accelerated and increased approximately 18 percent, with strength in our capital related businesses, including Process Management, Industrial Automation and Network Power.  Currency exchange rates had a negligible impact on the order growth rate.

Process Management orders showed strong improvement, driven by continued strength in MRO and small projects, as well as an increase in large project bookings.  Improvement was seen across oil and gas, chemical, power and refining end markets globally. Currency exchange rates had a negligible impact on the order growth rate.

Industrial Automation order growth showed broad strength as capital goods end markets continued to improve.  Order demand was led by the electrical drives, power generating alternator, power transmission, and materials joining and precision cleaning businesses.

Network Power maintained double digit growth, led by the embedded computing and power, inbound power, uninterruptible power supply, and precision cooling businesses.  The underlying order trends for the Network Power business in Asia have shown sequential improvement each month since July, and were positive for the month of September.

Climate Technologies order growth remained positive with strength from refrigeration end markets and Asia.  The North American residential business declined versus tougher prior year comparisons that were positively impacted by the industry build-ahead of equipment prior to the R-410A refrigerant conversion last year.

Tools and Storage order trends were consistent with the prior month with growth in the tools and disposer businesses partially offset by weakness in the residential storage business.  In conjunction with the sale of the appliance motors and U.S. commercial and industrial motors businesses, the retained hermetic motors business is now reported through Industrial Automation.  This segment has been renamed Tools and Storage (formerly Appliance and Tools).

Upcoming Investor Events:

On Tuesday, November 2, 2010, Emerson will issue the Company’s fourth quarter and fiscal year 2010 results.   Emerson senior management will discuss the Company’s results during an investor conference call that will be held the same day.  The call will begin at 2:00 p.m. Eastern Daylight Time (1:00 p.m. Central Daylight Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s website at www.Emerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the website.

Updates and further details on this and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate website as they occur.

Forward-Looking and Cautionary Statements:

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, and competitive and technological factors, among others, as set forth in the Company's most recent Form 10-K filed with the SEC.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: October 28, 2010	By:	/s/ Timothy G. Westman

Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary